UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 2, 2015

ALON USA ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32567 (Commission File Number)	74-2966572 (IRS Employer Identification No.)

12700 Park Central Dr., Suite 1600
Dallas, Texas 75251
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 367-3600

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
The description set forth below in Item 5.02 is incorporated by reference into this Item 1.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to Restricted Stock Award Agreement of Alan Moret

Effective September 2, 2015, a subsidiary of Alon USA Energy, Inc. (the “Company”) entered into the Second Amendment to Restricted Stock Award Agreement with Mr. Alan Moret (the “Amendment”), the Company’s Senior Vice President of Supply. The Amendment modifies the vesting provisions applicable to previously granted restricted stock in the event of Mr. Moret’s termination or resignation.

A copy of the Amendment is attached as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
10.1	Second Amendment to Restricted Stock Award Agreement between Alon USA GP, LLC and Alan Moret, dated September 2, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alon USA Energy, Inc.
Date:	September 8, 2015	By:	/s/ James Ranspot
James Ranspot
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Second Amendment to Restricted Stock Award Agreement between Alon USA GP, LLC and Alan Moret, dated September 2, 2015.